UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of
the Securities Exchange Act of 1934 (Amendment No. )

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ARES CAPITAL CORPORATION
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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*** Exercise Your Right to Vote *** Important Notice Regarding the Availability of Proxy Materials for the Stockholder Meeting to Be Held on August 13, 2020. ARES CAPITAL CORPORATION You are receiving this communication because you hold shares in the company named above. This is not a ballot. You cannot use this notice to vote these shares. This communication presents only an overview of the more complete proxy materials that are available to you on the Internet. You may view the proxy materials online at www.proxyvote.com, scan the QR Barcode on the reverse side, or easily request a paper copy (see reverse side). We encourage you to access and review all of the important information contained in the proxy materials before voting. The Company intends to hold the Special Meeting in person. However, the Company is actively monitoring developments in connection with the coronavirus (COVID-19) outbreak and is sensitive to the public health and travel concerns that stockholders may have and the protocols or guidance that federal, state and local governments and agencies such as the Center for Disease Control and World Health Organization may recommend or impose. In the event that it is not possible or advisable to hold the Special Meeting in person, the Company will announce alternative arrangements for the meeting as promptly as possible, which may include holding the Special Meeting solely by means of remote communication. If the Special Meeting will be held solely by means of remote communication, the Company will announce that fact as promptly as practicable, and details on how to participate will be issued by press release, posted on the website at which the Company's proxy materials are available at https://materials.proxyvote.com/04010L and filed with the U.S. Securities and Exchange Commission as additional proxy material. Please monitor the website at which the Company's proxy materials are available at https://materials.proxyvote.com/04010L for updated information. As always, the Company encourages you to vote the shares at the Special Meeting. ARES CAPITAL CORPORATION 245 PARK AVENUE 44TH FLOOR NEW YORK, NY 10167 proxy materials and voting instructions. D19193-S02551 See the reverse side of this notice to obtain Meeting Information Meeting Type:Special Meeting For holders as of:June 5, 2020 Date: August 13, 2020Time: 3:00 PM Los Angeles Time Location: The Offices of Kirkland & Ellis LLP 2049 Century Park East, Suite 3700 Los Angeles, California 90067 (or by means of remote communication, as described below)

Before You Vote How to Access the Proxy Materials VIEW MATERIALS & VOTE w SCAN TO How To Vote Please Choose One of the Following Voting Methods D19194-S02551 Vote In Person: Many stockholder meetings have attendance requirements including, but not limited to, the possession of an attendance ticket issued by the entity holding the meeting. Please check the meeting materials for any special requirements for meeting attendance. At the meeting, you will need to request a ballot to vote these shares. Vote By Internet: Go to www.proxyvote.com or from a smartphone, scan the QR Barcode above. Have the information that is printed in the box marked by the arrow (located on the following page) available and follow the instructions. Vote By Mail: You can vote by mail by requesting a paper copy of the materials, which will include a proxy card. XXXX XXXX XXXX XXXX Proxy Materials Available to VIEW or RECEIVE: NOTICE AND PROXY STATEMENT How to View Online: Have the information that is printed in the box marked by the arrow(located on the following page) and visit: www.proxyvote.com, or scan the QR Barcode below. How to Request and Receive a PAPER or E-MAIL Copy: If you want to receive a paper or e-mail copy of these documents, you must request one. There is NO charge for requesting a copy. Please choose one of the following methods to make your request: 1) BY INTERNET:www.proxyvote.com 2) BY TELEPHONE: 1-800-579-1639 3) BY E-MAIL*:sendmaterial@proxyvote.com * If requesting materials by e-mail, please send a blank e-mail with the information that is printed in the box marked by the arrow (located on the following page) in the subject line. Requests, instructions and other inquiries sent to this e-mail address will NOT be forwarded to your investment advisor. Please make the request as instructed above on or before July 30, 2020 to facilitate timely delivery. XXXX XXXX XXXX XXXX XXXX XXXX XXXX XXXX

The Board of Directors recommends a vote "FOR" Proposal 1. 1. To authorize the Company, with the approval of its board of directors, to sell or otherwise issue shares of its common stock at a price below its then current net asset value per share subject to the limitations set forth in the proxy statement for the special meeting of stockholders (including, without limitation, that the number of shares issued does not exceed 25% of the Company's then outstanding common stock). D19195-S02551 Voting Items

D19196-S02551